Subsequent events	6 Months Ended
Sep. 30, 2022
Subsequent Events [Abstract]
Subsequent events
17. Subsequent events:
NHI sold 13,000,000 ordinary shares of Nomura Research Institute, Ltd. (“NRI”) by participating in a secondary offering on December 5, 2022. As a result, Nomura is expected to recognize a pre-tax gain of approximately ¥25 billion during the third quarter of the fiscal year ending March 31, 2023. NRI is expected to remain as an equity-method affiliate of Nomura after this transaction.